Green Mountain Coffee, Inc.
                         EMPLOYEE STOCK OWNERSHIP TRUST


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

ARTICLE 1..................................................................   2
         Name..............................................................   2

ARTICLE 2..................................................................   2
         Management and Control of Trust Fund Assets.......................   2
                  2.1      The Trust Fund..................................   2
                  2.2      Collective Investment...........................   2
                  2.3      Allocation and Segregation of Funds Among
                           Employers.......................................   2
                  2.4      Withdrawals.....................................   3
                  2.5      Responsibility of Trustee.......................   3
                  2.6      General Powers..................................   4
                  2.7      Compensation and Expenses.......................   9
                  2.8      Exercise of Trustee's Duties....................   9
                  2.9      Plan Administration.............................  10
                  2.10     Continuation of Powers Upon Trust Termination...  10

ARTICLE 3..................................................................  10
         Provisions Related to Investment in Company Stock.................  10
                  3.1      Investment of Cash..............................  10
                  3.2      Stock Dividends, Splits and Other Capital
                           Reorganizations.................................  11
                  3.3      Voting of Shares and Tender or Exchange Offers..  11
                  3.4      Put Option......................................  11

ARTICLE 4..................................................................  12
         Miscellaneous.....................................................  12
                  4.1      Disagreement as to Acts.........................  12
                  4.2      Persons Dealing with Trustee....................  12
                  4.3      Benefits May Not Be Assigned or Alienated.......  12
                  4.4      Evidence........................................  12
                  4.5      Waiver of Notice................................  12
                  4.6      Counterparts....................................  13
                  4.7      Governing Laws and Severability.................  13
                  4.8      Successors......................................  13
                  4.9      Action..........................................  13
                  4.10     Conformance with Plan...........................  13
                  4.11     Indemnification.................................  14
                  4.12     Gender and Number...............................  14
                  4.13     Headings........................................  14

ARTICLE 5..................................................................  14
         No Reversion to Company...........................................  14

ARTICLE 6..................................................................  15
         Change of Trustee.................................................  15
                  6.1      Resignation.....................................  15
                  6.2      Removal of the Trustee..........................  16
                  6.3      Duties of Resigning or Removed Trustee and
                           of Successor Trustee...........................   16
                  6.4      Filling Trustee Vacancy.........................  16
                  6.5      Successor Trustee...............................  16

ARTICLE 7..................................................................  17
         Additional Employers..............................................  17

ARTICLE 8..................................................................  17
         Amendment and Termination.........................................  17
                  8.1      Amendment.......................................  17
                  8.2      Termination.....................................  18

                           GREEN MOUNTAIN COFFEE, Inc.
                         EMPLOYEE STOCK OWNERSHIP TRUST


                  THIS AGREEMENT, made effective as of the 1st day of January, 2000, by and between Green Mountain Coffee, Inc., a Delaware corporation (the "Company"), and Robert D. Britt, and his successor or successors and assigns in the trust hereby evidenced, as Trustee (the "Trustee").


                                           WITNESSETH THAT:
                                           ---------------


                  WHEREAS, the Company desires to establish the Green Mountain Coffee, Inc. Employee Stock Ownership Plan (the "Plan") as a tax-qualified employee stock ownership plan that is intended to satisfy the requirements of Sections 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); and

                  WHEREAS, the Company intends to establish the Plan for the exclusive benefit of eligible employees of the Company and those of any Controlled Group Member (as defined in Article 7) which adopt the Plan and become a party to this Trust Agreement as provided in Article 7 (the Company and the Controlled Group Members that are parties hereto are sometimes referred to below collectively as the "Employers" and individually as an "Employer"); and

                  WHEREAS, the Company intends to fund the Plan through a trust arrangement the provisions of which are contained in this document;

                  WHEREAS, Robert D. Britt was appointed the sole trustee of the trust arrangement of the Plan as of January 1, 2000.

                  NOW THEREFORE, pursuant to the authority delegated to the undersigned officers of the Company by resolution of its Board of Directors adopted on September 14, 2000, IT IS AGREED, by and between the parties hereto, that the trust provisions contained herein shall constitute the Trust, effective as of January 1, 2000, and the sole agreement between the Company and the Trustee in connection with the Plan; and

                  IT IS FURTHER AGREED, that the Trustee hereby accepts his appointment as such under this Trust Agreement, effective as of January 1, 2000.

                  IT IS FURTHER AGREED, by and between the parties hereto as follows:


         ARTICLE 1     Name

                  This Trust Agreement and Trust hereby evidenced shall be known as the "GREEN MOUNTAIN COFFEE, INC. EMPLOYEE STOCK OWNERSHIP TRUST."


         ARTICLE 2     Management and Control of Trust Fund Assets


2.1      The Trust Fund

                  The "Trust Fund" as at any date means all property of every kind then held by the Trustee pursuant to this Agreement.


2.2      Collective Investment

                  Except as is necessary to comply with the requirements of subsection 2.6, the Trustee may manage, invest and account for all contributions made by the several Employers under the Plan as one Trust Fund.


2.3      Allocation and Segregation of Funds Among Employers

                  The Trustee is directed to maintain at all times such records as will enable it to effect, as of any time, an equitable allocation and segregation of the assets of the Trust Fund into one or more separate funds held for the exclusive benefit of each Employer. If the Administrator notifies the Trustee (in writing) to effect such allocation and segregation, the Trustee shall do so as soon thereafter as practicable. Thereafter, the Trustee shall administer such separate fund in accordance with the otherwise-applicable provisions of this Trust, or, if so directed by the Administrator, shall deliver the assets of such separate fund to such successor trustee as shall be designated by the Administrator.

                  If, for any reason, it becomes necessary to determine the portion of the Trust Fund allocable to each of the employees and former employees of any Employer as of any date, the Administrator shall specify such date as an Accounting Date, and after all adjustments required under the Plan as of that Accounting Date have been made, the portion of the Trust Fund attributable to each of the employees and former employees shall be determined by the Trustee with the assistance and cooperation of the Administrator and shall consist of an amount equal to the aggregate of the account balances of each employee and former employee of that Employer plus an amount equal to any allocable contributions made by that Employer since the close of the immediately preceding Plan Year.


2.4      Withdrawals

                  For the purpose of making payment or distribution of benefits or expenses that become payable or distributable in the ordinary course of administering the Plan, the Plan may withdraw any part or all of the account balance in any Fund at any time. Such a withdrawal will be deemed to have been made whenever the Trustee makes a distribution at the direction of the Administrator to a person or persons designated to receive such distribution by the Administrator. The Trustee may distribute the Plan's entire account balances in the Trust Fund as of any Accounting Date if directed to do so by the Administrator and shall do so if it is notified that:

                  (a)      The Plan is no longer a qualified plan; or

                  (b) The Plan either no longer contains provisions permitting deposits to be made to this Trust or no longer incorporates the provisions of this agreement by reference.

Any distribution may be made in cash or in property, or partly in each, as determined by the Administrator, except that any property included in any distribution shall be valued at its fair market value as of the date of distribution, as determined by the Trustee. Whenever a distribution is made as of a date other than the Accounting Date, the Plan's account balance will be charged no later than the Accounting Date next following the date the withdrawal is made by the dollar amount of the withdrawal.


2.5      Responsibility of Trustee

                  The Trustee shall not be responsible in any way for the adequacy of the Trust Fund to meet and discharge any or all liabilities under the Plan or for the proper application of distributions made or other action taken upon the written direction of the Administrator. The powers, duties and responsibilities of the Trustee shall be limited to those set forth in this Trust Agreement, and nothing contained in the Plan, either expressly or by implication, shall be deemed to impose any additional powers, duties or responsibilities on the Trustee.


2.6      General Powers

                  Subject  to the  provisions  of  paragraphs  2.8  and  2.9 and
Article 3, with respect to the Trust Fund, the Trustee shall have the following powers, rights and duties in addition to those provided elsewhere in this Trust Agreement or by law:

                  (a) to receive and to hold all contributions paid to it under the Plan; provided, however, that the Trustee shall have no duty to require any contributions to be made to it, to determine that the contributions received by it comply with the provisions of the Plan or with any resolution of the Board providing therefor;

                  (b) as directed by the Administrator, to retain in cash (pending investment, reinvestment or the distribution of dividends) such reasonable amount as may be required for the proper administration of the Trust and to invest such cash as provided in paragraph 3.1;

                  (c) as directed by the Administrator, to make distributions from the Trust Fund to such persons, in such manner, at such times and in such forms (stock of the Company ("Company Stock"), cash or a combination of both) as directed without inquiring as to whether a payee is entitled to the payment, or as to whether a payment is proper, and without liability for a payment made in good faith without actual notice or knowledge of the changed condition or status of the payee. If any payment of benefits directed to be made from the Trust Fund by the Trustee is not claimed, the Trustee shall notify the Administrator of that fact promptly. The Administrator shall make a diligent effort to ascertain the whereabouts of the payee or distributee of benefits returned unclaimed. The Trustee shall dispose of such payments as the Administrator shall direct. The Trustee shall have no obligation to search for or ascertain the whereabouts of any payee or distributee of benefits from the Trust Fund;

                  (d) to vote any stocks (including Company Stock, which shall be voted as provided in Section 13(b) of the Plan, as that Section may be amended from time to time), bonds or other securities held in the Trust, or otherwise consent to or request any action on the part of the issuer in person, by proxy or power of attorney;

                  (e) to contract or otherwise enter into transactions between itself, as Trustee, and the Company or any Company shareholder, for the purpose of acquiring or selling Company Stock and, subject to the provisions of paragraph 2.8, to retain such Company Stock;

                  (f) to compromise, contest, arbitrate, settle or abandon claims and demands by or against the Trust Fund;

                  (g) to begin, maintain or defend any litigation necessary in connection with the investment, reinvestment and administration of the Trust, and, to the extent not paid from the Trust Fund, the Company shall indemnify the Trustee against all expenses and liabilities reasonably sustained or anticipated by it by reason thereof (including reasonable attorneys' fees);

                  (h) to retain any funds or property subject to any dispute without liability for the payment of interest, or to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction;

                  (i) to report to the Company as of the last day of each Plan Year of the Plan (which shall be the same as the Trust's fiscal year), as of any Accounting Date (or as soon thereafter as practicable), or at such other times as may be required under the Plan, the then "Net Worth" of the Trust Fund, that is, the fair market value of all property held in the Trust Fund, reduced by any liabilities other than liabilities to Participants in the Plan and their Beneficiaries, as determined by the Trustee;

                  (j) to furnish to the Company an annual written account and accounts for such other periods as may be required under the Plan, showing the Net Worth of the Trust Fund at the end of the period, all investments, receipts, disbursements and other transactions made by the Trustee during the accounting period, and such other information as the Trustee may possess which the Company requires in order to comply with Section 103 of ERISA. The Trustee shall keep accurate accounts of all investments, earnings thereon, and all accounts, books and records related to such investments shall be open to inspection by any person designated by the Company or the Administrator. All accounts of the Trustee shall be kept on an accrual basis. If, during the term of this Trust Agreement, the Department of Labor issues regulations under ERISA regarding the valuation of securities or other assets for purposes of the reports required by ERISA, the Trustee shall use such valuation methods for purposes of the accounts described by this subparagraph. If shares of Company Stock are not traded with sufficient volume or frequency, as determined by the Administrator, to be considered as being readily tradable on a national securities market or exchange, all valuations of shares of Company Stock shall originally be made by an independent appraiser (as described in Section 401(a)
                           (28)(C) of the Code) retained by the Trustee, and reviewed and finalized by the Trustee in accordance with Section 3(18)(B) of ERISA. The Company may may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustee within thirty (30) days from the date upon which the accounting was delivered to the Company. Upon the receipt of a written approval of the accounting, or upon the passage of the period of time within which objection may be filed without written objections having been delivered to the Trustee, such accounting shall be deemed to be approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such account, as fully as if such accounting had been settled and allowed by decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company and all persons having or claiming to have any interest in the Trust Fund or under the Plan were parties.

                  (k) to pay any estate, inheritance, income or other tax, charge or assessment attributable to any benefit which, it shall or may be required to pay out of such benefit; and to require before making any payment such release or other document from any taxing authority and such indemnity from the intended payee as the Trustee shall deem necessary for its protection;

                  (l) to employ and to reasonably rely upon information and advice furnished by agents, attorneys, Independent Appraisers, accountants or other persons of its choice for such purposes as the Trustee considers desirable;

                  (m) to assume, until advised to the contrary, that the Trust evidenced by this Agreement is qualified under
                           Section 401(a) of the Code and is entitled to tax exemption under Section 501(a) thereof;

                  (n) as directed by the Administrator, to invest and reinvest the assets of the Trust Fund in personal property of any kind, including, but not limited to bonds, notes, debentures, mortgages, equipment trust certificates, investment trust certificates, guaranteed investment contracts, preferred or common stock (including stock of the Company or an affiliate), registered investment companies; provided, however, that all investments in Company Stock or stock of an affiliate shall be undertaken pursuant to the provisions of paragraph 3.1. The
                           Trustee shall follow the directions of the Administrator and shall have no duty or obligation to review the assets from time to time so acquired, nor to make any recommendations with respect to the investment, reinvestment or retention thereof;

                  (o)      to  exercise any  options,  subscription  rights  and
                           other   privileges  with  respect  to  Trust  assets,
                           subject to the provisions of Article 3;

                  (p) to register ownership of any securities or other property held by it in its own name or in the name of a nominee, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and may hold any securities in bearer form, but the books and records of the Trustee shall at all times reflect that all such investments are part of the Trust;

                  (q) to borrow such sum or sums from time to time as the Trustee considers necessary or desirable and in the best interest of the Trust Fund, including to purchase Company Stock, and to enter into such agreements as the Trustee determines necessary or appropriate to accomplish such actions, and for that purpose to mortgage or pledge any part of the Trust Fund (subject to the provisions of Code Section 4795(c) and the regulations issued thereunder);

                  (r) to deposit securities with a clearing corporation as defined in Article 8 of the Delaware Uniform Commercial Code. The certificates representing securities, including those in bearer form, may be held in bulk form with, and may be merged into, certificates of the same class of the same issuer which constitute assets of other accounts or owners, without certification as to the ownership attached. Utilization of a book-entry system may be made for the transfer or pledge of securities held by the Trustee or by a clearing corporation. The Trustee shall at all times, however, maintain a separate and distinct record of the securities owned by the Trust;

                  (s) to participate in and use the Federal Book-Entry Account System, a service provided by the Federal Reserve Bank for its member banks for deposit of Treasury securities;

                  (t) as directed by the Administrator, to invest a portion of the assets of the Trust Fund in any collective trust fund, including a collective trust fund of the Trustee or its affiliate, which is maintained as a medium for the collective investment of funds of pension, profit sharing or other employee benefit plans, and which is qualified under Section 401(a) of the Code and is exempt from taxation under Section 501(a) of the Code, and any assets invested in such collective trust fund shall be held and invested pursuant to the terms and conditions of the trust agreement or declaration establishing such trust, which are hereby incorporated by reference and shall prevail over any contrary provisions of this Trust Agreement.

                  (u) to appoint a bank, trust company, or broker or dealer registered under the Securities Exchange Act of 1934 to act as custodian with respect to any portion of the trust fund; and a custodian so appointed shall have custody of such assets as are deposited with it and, as custodian, such rights, power and duties with respect thereto as shall be agreed upon from time to time by the Trustee and such custodian; and

                  (v) to perform any and all other acts which are necessary or appropriate for the proper management, investment and distribution of the Trust Fund.


2.7      Compensation and Expenses

                  The Trustee shall be entitled to reasonable compensation for its services, as agreed to between the Company and the Trustee from time to time in writing and to reimbursement of all reasonable expenses incurred by the Trustee in the administration of the Trust, provided, however, if the Trustee is an employee at the Company, the Trustee shall not receive compensation for its services as trustee but may have his expenses reimbursed. The Trustee is authorized to pay from the Trust Fund all expenses of administering the Plans and Trust, including its compensation and any accounting and legal expenses, to the extent they are not paid directly by the Employers. The Trustee shall be fully protected in making payments of administrative expenses pursuant to the written directions of the Administrator.


2.8      Exercise of Trustee's Duties

                  The Trustee shall discharge its duties hereunder solely in the interest of the Plan's Participants and other persons entitled to benefits under the Plan, and:

                  (a)      for the exclusive purpose of:

                           (i) providing benefits to Participants and other persons entitled to benefits under the Plan; and

                           (ii)     defraying     reasonable    expenses      of
                                    administering the Plan;

                  (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

                  (c) in accordance with the documents and instruments governing the Plan unless, in the good faith judgment of the Trustee, the documents and instruments are not consistent with the provisions of ERISA or this Trust Agreement.


2.9      Plan Administration

                  The Plan shall be administered by the Administrator. Except as provided in paragraph 2.6, the Trustee shall have no authority to administer the Plan unless directed by the Administrator. The Administrator may authorize one or more individuals to sign all communications between the Administrator and Trustee and shall at all times keep the Trustee advised of the names of the members of the Administrator and individuals authorized to sign on behalf of the Administrator, and provide specimen signatures thereof. With the Trustee's prior written consent, the Administrator may authorize the Trustee to act without specific directions or other directions or instructions from the Administrator on any matter or class of matters with respect to which directions or instructions from the Administrator are called for hereunder. The Trustee shall be fully protected in relying on any communication sent by any authorized person and shall not be required to verify the accuracy or validity of any signature unless the Trustee has reasonable grounds to doubt the authenticity of any signature. If the Trustee requests any directions hereunder and does not receive them, the Trustee shall act or refrain from acting, as it may determine, with no liability for such action or inaction.


2.10     Continuation of Powers Upon Trust Termination

                  Notwithstanding anything to the contrary in this Agreement, upon termination of the Trust, the powers, rights and duties of the Trustee hereunder shall continue until all Trust Fund assets have been liquidated.


         ARTICLE 3     Provisions Related to Investment in Company Stock


3.1      Investment of Cash

                  If an Employer's contribution made pursuant to the terms of the Plan for any plan year for the purpose of amortizing an acquisition loan is in cash, such cash shall be used by the Trustee first to make any scheduled amortization payment on an acquisition loan and, if any amounts remain thereafter, shall be used as the Trustee determines in his discretion. Subject to the provisions of paragraph 2.8, any cash dividends received by the Trustee on Company Stock held in the Trust Fund shall be applied, after the receipt of such cash dividends, as provided by the Plan. The Trustee has the discretion to purchase Company Stock with the assets contained in the Participants' ESOP Cash Accounts, unless prohibited by ERISA. The Trustee may purchase Company Stock from the Company or from any shareholder, and such stock may be outstanding, newly issued or treasury stock. All such purchases must be at a price not in excess of fair market value, as determined by an Independent Appraiser where such stock is not publicly traded. Pending investment of cash in Company Stock, such cash may be invested in savings accounts, certificates of deposit, high-grade short-term securities, common or preferred stocks, bonds, or other investments, or may be held in cash. Such investments may include any common or collective funds or mutual funds (including a common, collective, or mutual fund for which the Trustee or one of the affiliates of the Trustee serves as investment advisor) or other types of short-term investments.


3.2      Stock Dividends, Splits and Other Capital Reorganizations

                  Any Company Stock received by the Trustee as a stock split, dividend distributions with regard to stock or as a result of a reorganization or other recapitalization of the Company shall be allocated as of each Accounting Date under the Plan in proportion to the Company Stock to which it is attributable.


3.3      Voting of Shares and Tender or Exchange Offers

                  Company Stock held in the Trust Fund shall be voted by the Trustee in the manner set forth in the Plan. If any tender or exchange or similar offer to purchase all or any portion of outstanding Company Stock is made by any person, the Trustee shall tender the shares as provided in the Plan.


3.4      Put Option

                  If the distribution of a Participant's Account is to be made in cash, if a Participant exercises his put option rights under the Plan, or the Trustee expects to incur substantial Trust expenses which will not be paid directly by the Employers, and the Trustee determines that the Trust Fund has insufficient cash to make anticipated distributions or pay Trust expenses, the Trust shall have a "Put Option" on Company Stock it holds to the Company for the purpose of making such anticipated distributions and paying such expenses. The purchase price for the sale of stock by the Trustee to the Company shall be the fair market value of the stock as of the date of the sale, as determined under the provisions of the Plan.


         ARTICLE 4     Miscellaneous


4.1      Disagreement as to Acts

                  If there is a disagreement between the Trustee and anyone as to any act or transaction reported in any accounting, the Trustee shall have the right to have its account settled by a court of competent jurisdiction.


4.2      Persons Dealing with Trustee

                  No person dealing with the Trustee shall be required to see to the application of any money paid or property delivered to the Trustee, or to determine whether or not the Trustee is acting pursuant to any authority granted to it under this Agreement or the Plan.


4.3      Benefits May Not Be Assigned or Alienated

                  The interests under the Plan and this Agreement of Participants and other persons entitled to benefits under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered, except to the extent that the Administrator directs the Trustee that any such interests are subject to a qualified domestic relations order, as defined in Section 414(p) of the Code.


4.4      Evidence

                  Evidence required of anyone under this Agreement may be by certificate, affidavit, document or other instrument that the person acting in reliance thereon considers pertinent and reliable, and signed, made or presented by the proper party.


4.5      Waiver of Notice

                  Any notice required under this Agreement may be waived in writing by the person entitled thereto.


4.6      Counterparts

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and no other counterparts need be produced.


4.7      Governing Laws and Severability

                  This Agreement shall be construed and administered according to the laws of the State of Delaware to the extent that such laws are not preempted by the laws of the United States of America. If any provision of this Agreement is held illegal or invalid, the illegality or invalidity shall not affect the remaining provisions of the Agreement, but shall be severable, and the Agreement shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.


4.8      Successors
                  This Agreement shall be binding on the Employers, and any successor thereto by virtue of any merger, sale, dissolution, consolidation or reorganization, on the Trustee and its successor, and on all persons entitled to benefits under the Plan and their respective heirs and legal representatives.


4.9      Action

                  Any action required or permitted to be taken by the Company under this Agreement shall be by resolution of its Board of Directors or by a person or persons authorized by resolution of its Board of Directors. The
Trustee shall not recognize or take notice of any appointment of any representative of the Company or Administrator unless and until the Company or the Administrator shall have notified the Trustee in writing of such appointment and the extent of such representative's authority. The Trustee may assume that such appointment and authority will continue in effect until it receives written notice to the contrary from the Company or Administrator. Any action taken or omitted to be taken by the Trustee by authority of any representative of the Company or Administrator within the scope of his authority shall be as effective for all purposes hereof as if such action or nonaction had been authorized by the Company or Administrator.


4.10     Conformance with Plan

                  Unless otherwise indicated in this Trust Agreement, all capitalized terms shall have the meaning as stated in the Plan. To the extent the provisions of the Plan and this Agreement conflict, the provisions of the Plan shall govern; provided however, that the Trustee's duties and obligations shall be determined solely under this Trust Agreement.


4.11     Indemnification

                  In addition to any indemnification provided in a separate agreement between the Company and the Trustee, the Company shall indemnify and save harmless the Trustee from and against any and all liability, including all expenses reasonably incurred in his defense, for actions taken by the Trustee taken in good faith under the terms of this Trust Agreement.


4.12     Gender and Number

                  Where the context admits, words in the masculine gender include the feminine and neuter genders, the plural includes the singular, and the singular includes the plural.


4.13     Headings

                  The headings of Sections of this Agreement are for convenience of reference only and shall have no substantive effect on the provisions of this Agreement.


         ARTICLE 5     No Reversion to Company

                  No part of the corpus or income of the Trust Fund shall revert to any Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan, provided, however, that:

                  (a) Each Employer's contribution under the Plan is conditioned on the initial qualification of the Plan as applied to that Employer under Section 401(a) of the Code and if the Plan does not so initially qualify, the Trustee shall, upon written direction of the Administrator, return to that Employer the amount of such contribution and any increment thereon within one calendar year after the date that qualification of the Plan, as applied to that Employer, is denied, but only if the application for qualification is submitted within the time prescribed by law.

                  (b) If, upon termination of the Plan with respect to any Employer, any amounts are held in a 415 Suspense Account which are attributable to the contributions of such Employer and such amounts may not be credited to the Accounts of Participants, such amounts, upon the written direction of the Administrator, will be returned to that Employer as soon as practicable after the termination of the Plan with respect to that Employer.

                  (c) Employer contributions under the Plan are conditioned upon the deductibility thereof under Section 404 of the Code, and, to the extent any such deduction of an Employer is disallowed, the Trustee shall, upon the written direction of the Administrator, return the amount of the contribution (to the extent disallowed), reduced by the amount of any losses thereon, to the Employer within one year after the date the deduction is disallowed.

                  (d) If a contribution or any portion thereof is made by an Employer by a mistake of fact, the Trustee shall, upon written direction of the Administrator, return the amount of the contribution or such portion, reduced by the amount of any losses thereon, to the Employer within one year after the date of payment to the Trustee.

Notwithstanding the foregoing, the Trustee has no responsibility as to the sufficiency of the Trust Fund to provide any distribution to an Employer under this Article V.


         ARTICLE 6     Change of Trustee


6.1      Resignation

                  The Trustee may resign at any time by giving thirty (30) days advance written notice to the Board of Directors of the Company.


6.2      Removal of the Trustee

                  The Company, acting through its Board of Directors may remove the Trustee by giving thirty (30) days advance written notice to the Trustee, subject to providing the removed Trustee with satisfactory written evidence of the appointment of a successor Trustee and of the successor Trustee's acceptance of the trusteeship.


6.3      Duties of Resigning or Removed Trustee and of Successor Trustee

                  If the Trustee resigns or is removed, it shall promptly transfer and deliver the assets of the Trust Fund to the successor Trustee, and may reserve such amount to provide for the payment of all fees, expenses and taxes then or thereafter chargeable against the Trust Fund, to the extent not previously paid by the Company. The Company shall be obligated to reimburse the Trust for any amount reserved by the Trustee. Within 120 days, the resigned or removed Trustee shall furnish to the Company and the successor Trustee an account of its administration of the Trust from the date of its last account. Each successor Trustee shall succeed to the title to the Trust Fund vested in his predecessor without the signing or filing of any further instrument, but any resigning or removed Trustee shall execute all documents and do all acts necessary to vest such title or record in any successor Trustee. Each successor shall have all the powers, rights and duties conferred by this Trust Agreement as if it were the originally named Trustee. No successor Trustee shall be personally liable for any act or failure to act of a predecessor Trustee and no predecessor trustee shall be liable for any act of a successor trustee. With the approval of the Administrator, a successor Trustee may accept the account rendered and the property delivered to it by its predecessor Trustee as a full and complete discharge to the predecessor Trustee without incurring any liability or responsibility for so doing.


6.4      Filling Trustee Vacancy

                  The Board of Directors of the Company shall fill a vacancy in the office of Trustee as soon as practicable by a writing filed with the person or entity appointed to fill the vacancy.


6.5      Successor Trustee

                  In the event of the  resignation  of the  Trustee  pursuant to
Section 6.1, or the removal of the Trustee pursuant to Section 6.2, the successor Trustee appointed by the Administrator with the consent of the Company pursuant to Section 6.4 shall be a corporation experienced in the fiduciary aspects of leveraged employee stock ownership plans and in the business of providing trust and fiduciary services to such plans.


         ARTICLE 7     Additional Employers

                  Any Controlled Group Member (as defined below) may become a party to this Trust Agreement by:

                  (a) filing with the Company and the Trustee a certified copy of a resolution of its Board of Directors to that effect; and

                  (b) filing with the Trustee a certified copy of a resolution of the Board of Directors of the Company consenting to such action.

A "Controlled Group Member" is any corporation, trade or business during any period in which it is, along with the Company, a member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as described in section 414(b), 414(c) and 414(m), respectively, of the Code or as described in regulations issued by the Secretary of the Treasury or his delegate pursuant to section 414(o) of the Code.


         ARTICLE 8     Amendment and Termination


8.1      Amendment

                  While the Employers expect and intend to continue the Trust, the Company reserves the right to amend the Trust at any time pursuant to an action of the Company's Board of Directors, except that no amendment shall change the rights, duties and liabilities of the Trustee under this Trust Agreement without its prior written agreement, nor reduce a Participant's benefits to less than the amount such Participant would be entitled to receive if such Participant had resigned from the employ of the Employers on the date of the amendment. Amendments to the Trust shall be effective upon execution of such amendments by the Board of Directors of the Company.


8.2      Termination

                  The Trust may be terminated as to all Employees on any date specified by the Board of Directors of the Company. The Trust will terminate as to any Employer on the first to occur of the following:

                  (a)      the date it is terminated by that Employer;

                  (b) the date such Employer's contributions to the Trust are completely discontinued;

                  (c)      the  date  such  Employer   is  judicially   declared
                           bankrupt under Chapter 7 of the U.S. Bankruptcy Code; or

                  (d) the dissolution, merger, consolidation, or reorganization of that Employer, or the sale by that Employer of all or substantially all of its assets, except that, with the consent of the Company, such arrangements may be made whereby the Trust will be continued by any successor to that Employer or any purchaser of all or substantially all of that Employer's assets, in which case the successor or purchaser will be substituted for that Employer under the Trust.

The Trustee's powers upon termination as described above will continue until liquidation of the Trust Fund, or the portion thereof attributable to an Employer, as the case may be. Upon termination of this Trust, the Trustee shall first reserve such reasonable amounts as it may deem necessary to provide for the payment of any expenses, fees or taxes then or thereafter chargeable to the Trust Fund. Subject to such reserve, the balance of the Trust Fund shall be liquidated and distributed by the Trustee to or for the benefit of the Participants or their beneficiaries, as directed by the Administrator after compliance with applicable requirements of ERISA, as amended from time to time, or other applicable law, accompanied by a certification that the disposition is in accordance with the terms of the Plans and the Trustee need not question the propriety of such certification. The Company shall have full responsibility to see that such distribution is proper and within the terms of the Plans and this Trust.

                  IN WITNESS WHEREOF, the Company and Trustee have caused this Trust Agreement to be executed as of the day and year first above written.


                                            GREEN MOUNTAIN COFFEE, INC.


                                            By:  Robert D. Britt
                                            ------------------------

                                            Its: Secretary/Treasurer
                                            ------------------------


                                            /s/ Robert D. Britt
                                            ------------------------------------
                                            Robert D. Britt